                              GLOBAL EQUITY FUNDS
                               SEMI-ANNUAL REPORT

                         IAI Developing Countries Fund
                             IAI International Fund

                                 July 31, 1995
                                  (unaudited)








                          [LOGO OF IAI MUTUAL FUNDS]

                                [GLOBE ARTWORK]

                               Table of Contents
                               -----------------
             IAI Developing Countries Fund, IAI International Fund
                                [GLOBE ARTWORK]

                              Semi-Annual Report
                                 July 31, 1995
                                  (unaudited)

Chairman's Letter ..............................................2
Fund Manager's Reviews
    IAI Developing Countries Fund ..............................5
    IAI International Fund .....................................8
Fund Portfolios
    IAI Developing Countries Fund .............................11
    IAI International Fund ....................................13
Notes to Fund Portfolios ......................................15
Statements of Assets and Liabilities ..........................16
Statements of Operations ......................................17
Statements of Changes in Net Assets ...........................18
Financial Highlights
    IAI Developing Countries Fund .............................20
    IAI International Fund ....................................21
Notes to Financial Statements .................................22
IAI Mutual Fund Family ........................................26
Distributor, Adviser, Custodian,
Legal Counsel, Independent Auditors,
Directors ......................................Inside Back Cover

                               Chairman's Letter
                               -----------------
             IAI Developing Countries Fund, IAI International Fund
                                [GLOBE ARTWORK]



Sticking to Basics

[Photo of Noel P. Rahn, Chairman]

Recently, the Chairman of the Securities and Exchange Commission, Arthur Levitt, said he believes "the mutual fund industry will come to be regarded among the greatest financial innovations of the modern era."

The facts and figures, and the demographic trends, would seem to back him up. In 1980, mutual fund assets accounted for less than $100 billion. Today, fund assets total well in excess of $2 trillion. And, the fund industry trade group, the Investment Company Institute, forecasts assets will continue to grow to between $3.5 to $5 trillion before the end of the 1990s.

Also, individuals have become more involved with investing. For several years, companies have been phasing out the traditional defined benefit retirement plans and creating defined contributions plans which shift investment responsibility to the wage-earners. In addition, employees have increasingly taken advantage of saving and investing before-tax dollars in employer sponsored 401(k) plans.

The fact is that mutual funds have thrived and should continue to thrive because they serve real and important needs of the majority of Americans. In addition, demographic trends favor the on-going growth of funds, as the large population bulge known as the "baby boomers," with longer life expectancies than their parents, continues to age and require more wealth accumulation for retirement.

Mutual funds provide two important benefits: instant diversification and professional management. And they are responsive to individual investors, enabling them to invest in practically any type of asset available. Mutual funds now even make it possible for investors to follow different strategies such as growth investing or value investing, or to adjust their investments to match the different stages of their lives using lifestyle strategy funds.

With the expansion in the number of funds available to more than 6,000, some investors have found selecting a good fund more confusing than ever. However, we believe the industry has plenty of room to grow more. As for selecting appropriate funds, individual investors can be well served investing with a mutual fund family which offers a good diversity of well established funds with good track records, including a selection of large-, mid-, and small-cap equity funds as well as established international funds and a diversified group of fixed income funds. And, as competition has increased in the fund industry, making shareholder service more important than ever, we remain committed to providing you with the best service in the business.

Economic Outlook

Larry Hill, IAI's Chief Investment Officer, provides his economic outlook below, as published recently in the Adviser.

The myth of an economic soft landing is an attractive idea-growth strong enough to create new jobs and keep the economy moving forward, and yet slow enough to prevent inflationary pressures from building. Unfortunately, business cycles have not been eliminated, and even when a soft landing seems imminent, it is usually just a temporary phase before moving in one of two different directions.

When the economy pauses, as it has recently in what looks like a soft landing, it is usually just a temporary phase of continuing growth or slowdown. The key to which way the economy goes after the

                               Chairman's Letter
                               -----------------
             IAI Developing Countries Fund, IAI International Fund
                                [GLOBE ARTWORK]



pause lies with interest rates. Rising interest rates lead to slower economic growth, and a recession can follow. On the other hand, when interest rates fall, as they have recently, there is still plenty of financial capacity for the economy to grow. Generally, this type of pause is followed by a reacceleration of economic growth. We expect the reacceleration to occur in the second half of 1995.

While there are several factors influencing whether, and how much, interest rates rise or fall, two are key-growth and inflation.

While we anticipate an acceleration of growth, we are not looking for a robust burst of economic activity. The fourth quarter of 1994 was much stronger than the long-term trend, and typically when that happens, succeeding quarters are slower. First quarter 1995 real GDP growth was only 2.7%, and the second quarter is likely to be weaker. Looking at the second half of the year, we anticipate a recovery to about 3% growth in real GDP. With this increase in growth, we expect rising credit demands, and upward pressure on interest rates.

Inflationary pressures will also increase in the second half of 1995. Price increases have entered the economic pipeline at the producers' end, but have not yet flowed into the retail market. Consumers are very price conscious and businesses have cut costs to compete. However, at some point they will not be able to cut further, and they will be forced to pass along their higher costs. The year-over-year increase in the Consumer Price Index has already established a clear up trend, rising by 3.1% over the last 12 months. We anticipate as much as a 3.5%-4% increase in inflation on consumer prices which is higher than the consensus expectation of approximately 3%.

In addition to growth and inflation, several other factors earlier this year will influence interest rates in the months ahead. The moves in the U.S. Congress to cut expenditures and balance the budget are gathering momentum, and that has helped the U.S. bond market. However, the failure of the balanced budget amendment sparked a substantial decline in the value of the U.S. dollar. Ironically, this decline helped the U.S. bond market.

As the dollar declined, compared with major currencies, foreign central banks became large buyers of U.S. bonds in their dollar-support effort which helped fuel the recent rally in the bond market. However, foreign governments are not economic buyers, and if the dollar stabilizes or strengthens, they could become large sellers which could adversely impact U.S. bond prices. Furthermore, cash flows into bond mutual funds have been a negative for bonds indicating continuing weak demand from individual investors.

Both bonds and stocks have recently been appreciating together which is very unusual for this latter stage of the cycle. This kind of market behavior is more typical of the period immediately following a recession, when the Federal Reserve Board (the Fed) is lowering interest rates and profit growth is accelerating. The stock market, like the bond market, is also overextended, and there is a cyclical risk of a relatively strong pullback which could be triggered by the fear of decelerating earnings.

The larger economic picture is still very positive for financial assets and should continue over the long term. However, economic cycles still dominate financial markets, and the current cycle has not yet ended.

We do not anticipate a recession this year. Typically, rates rise into a recession, and they have been declining during the first half of the year. Those lower rates will fuel a new burst of economic activity and higher consumer prices, both of which will put upward pressure on interest rates.

                               Chairman's Letter
                             -----------------
             IAI Developing Countries Fund, IAI International Fund
                                [GLOBE ARTWORK]



Thus, we are cautious on both bonds and stocks for the second half of this year. The equity market appears to be more overextended than the bond market, although both are running well above their average total return trends. We believe the high rates of return earned in the first half are not sustainable for the full year.

The Fed has been holding short-term rates steady; however, higher growth and inflation will begin to push market interest rates up. We believe the Fed is falling behind the trend toward higher prices, and will be forced to raise interest rates again as the inflation rate increases later this year.

Strategically, we would remain cautious now, and average in new investments on significant pullbacks. The conservative investment virtues of patience and discipline are those most likely to be rewarded during the remainder of the year.

Please read the Fund Manager's Reviews, which follow this letter, for a detailed perspective on the Funds' performance and our strategy going forward. We appreciate your continued trust and confidence in IAI. If there is any way we can serve you better, please let us know by calling our toll-free Investor Services Hotline at 1-800-945-3863.

Sincerely,


/s/ Noel P. Rahn

Noel P. Rahn
Chairman

                             Fund Manager's Review
                             ---------------------
                         IAI Developing Countries Fund
                                [GLOBE ARTWORK]



                                                 IAI developing countries Fund

                                                 [Photo of Roy C. Gillson
                                                 IAI Developing Countries
                                                 Fund Manager]


Fund Objective

The IAI Developing Countries Fund is designed for aggressive investors seeking long-term capital appreciation from opportunities offered by investing in securities of developing market companies. Since the Fund invests in issues of international stocks in lesser developed countries, investors often use it in conjunction with other IAI Mutual Funds which invest primarily in more mature companies in the United States.

Fund Positioning For the Past Six Months

The past six months consisted of a period of boom and bust in the developing countries markets. First, the bust was the Mexican devaluation of their currency and the resulting effects which affected not only Latin American countries but also Far Eastern countries since capital was withdrawn from these markets as well. Investors became temporarily uncomfortable with the risks of investing in emerging markets. This occurred from January through March, which was the bottom for most emerging markets, especially Mexico and Brazil.

From then on, there was a rebuilding of confidence in these markets, helped in part by the cut in interest rates in the United States which helps reduce the cost of capital for emerging markets, and a booming U.S. stock market which has encouraged investors to look at other markets for investment opportunities. Also, the Mexican government made some very effective measures to slow down the economy very quickly which have reduced GDP approximately 10% in the past quarter. The gradual rebuilding of confidence from March led to very strong performance of emerging markets because liquidity had fallen so much in many of those markets that only a relatively small amount of money was necessary to move the markets back up again.

The second move up, in June-July, was the result of increasing earnings for companies. Mexican companies, especially the export sector, have benefited very strongly from a devalued peso. They are exporting things like petrochemicals, auto parts, and steel to the United States, and to Asia and Europe. We expect that to continue in the second half because the Mexican peso is the only undervalued currency in Latin America. That is one of the reasons we continue to like Mexico because the risk of investing in the Mexican peso is less than investing in other currencies.

Brazil has also been slowing their economy dramatically. Last year they successfully implemented the Real Plan which was a way to get inflation down from approximately 40% a month to 2%. However, keeping inflation low will require a change in the constitution in order to eliminate the indexation in the economy. So far they have been very successful at slowing the economy. The consumer has slowed spending and inflation has remained relatively well contained. The other problem is that Brazil has had an import boom and the trade deficit has weakened substantially. So they have had to slow the economy in order to slow the build up of the trade deficit. We believe they will be successful in the second half and we anticipate finding some attractive opportunities.

At this point, relative to the benchmark IFC Investable index, we remain overweighted and optimistic in Latin America, and overweighted in Europe, Turkey, Greece, and Poland. We are currently underweighted in Malaysia and South Africa, and slightly underweighted in the Far East.

We have almost reached a fully invested stage and we are very pleased to report that the year-to-date performance of the Fund ranks in the top quartile of similar funds. We still expect


"The gradual rebuilding of confidence from March led to very strong performance of emerging markets."

                             Fund Manager's Review
                             ---------------------
                         IAI Developing Countries Fund
                                [GLOBE ARTWORK]

Portfolio Weighting:
IAI Developing Countries Fund vs. IFC Investable Index

                                         7/31/95                     Total Return
                          -------------------------------------    of IFC Investable
                                  IAI                               Markets for the
                          Developing Countries   IFC Investable       Six Months
                                 Fund                 Index         ended 7/31/95*
------------------------------------------------------------------------------------
Europe
Czechoslovakia                      1%                --                  n/a
Greece                              5%                 2%                 30.2%
Poland                              2%                --                  26.8%
Portugal                            3%                 2%                 10.8%
Turkey                              1%                 4%                 59.3%
United Kingdom                      1%                --                  n/a
Far East
India                               4%                 3%                 -8.5%
Indonesia                           9%                 2%                 25.8%
Malaysia                            8%                21%                 26.1%
South Korea                         7%                 3%                  8.8%
Taiwan                              2%                 2%                -18.4%
Other                               2%                 9%                 n/a
Latin America
Brazil                             11%                10%                 -9.8%
Chile                               6%                 2%                 16.0%
Columbia                            2%                 2%                -16.8%
Mexico                             16%                10%                 17.3%
Peru                                4%                 1%                 41.3%
Other                              --                  4%                 n/a
Africa
South Africa                        7%                23%                 23.2%
Cash                                9%                --                  n/a
====================================================================================
Total                             100%               100%
====================================================================================

* Not annualized

developing countries to perform well and we anticipate maintaining a low cash position over the next few months.

Fund Positioning Going Forward

Looking ahead, we are very optimistic on emerging markets in general. We believe this is a good environment for emerging markets given the recent cut in U.S. interest rates and the re-entry of liquidity into those markets. We still see strong economic growth in many developing countries. We are looking for resumption of growth in Mexico of 3-4% annualized in 1996. We expect 4-5% in Brazil, Malaysia and South Africa, so, next year, when the United States market may be slowing, these markets may still be growing. While we are optimistic, we remain aware the risks remain very high in individual markets.

/s/ Roy C. Gillson

Roy C. Gillson
Fund Manager

Top Ten Stock Holdings

                                                                                          % of Net Assets
                                                                                        -------------------
Issues                                      Country            Industry                       7/31/95
-----------------------------------------------------------------------------------------------------------
South African Iron & Steel Industries       South Africa       Steel/Iron Ore                  3.74
Enersis S.A., ADR                           Chile              Utilities                       3.18
Perusahaan Otomobil Nasional                Malaysia           Motor Vehicles                  2.99
Grupo Carso, ADR                            Mexico             Holding Company                 2.85
PT Bank Bali, Foreign                       Indonesia          Banks                           2.80
Kelang Container Terminal                   Malaysia           Marine Transportation           2.79
Telefonos de Mexico, ADR                    Mexico             Telecommunications              2.79
Maderas Y Sinteticos S. A., ADR             Chile              Paper                           2.72
Portucel Industria Empresa                  Portugal           Paper                           2.63
Bidvest Limited                             South Africa       Holding Company                 2.58
===========================================================================================================
Total                                                                                         29.07%

                             Fund Manager's Review

                         IAI Developing Countries Fund
                                [GLOBE ARTWORK]

Note to Chairman's Letter & Fund Manager's Review

Performance data for the IAI Developing Countries Fund includes changes in share value and assumes reinvestment of all dividends and capital gains. Past performance is not a guarantee of future results. The Fund's investment return and principal may fluctuate, so that when redeemed, shares may be worth more or less than the original cost. More complete information about the Fund, including charges and expenses, is available in the prospectus. Please read the Fund's prospectus carefully before investing. All indices cited are unmanaged, and are either trademarks, registered trademarks or copyrights of their respective sponsoring companies.

[BAR GRAPH]

Top Five Countries
% of Net Assets
-------------------------------------------
Mexico                                15.1%
Brazil                                10.4%
Indonesia                              8.7%
Malaysia                               7.8%
South Korea                            6.8%

As of 7/31/95

Value of $10,000 investment+

[GRAPH APPEARS HERE]

TOTAL Return/1/+
Through 7/31/95

                                 Since Inception
                                    2/10/95**
------------------------------------------------
 IAI Developing Countries Fund       10.60%
 IFC Investable Index                10.43%*


+  Past performance is not predictive of future performance
*  Since 2/1/95
** Not Annualized
1 Fees and expenses are currently being waived to 2.00% of the average daily net assets

                             Fund Manager's Review
                             ---------------------
                            IAI International Fund
                                [GLOBE ARTWORK]

IAI International Fund

[PHOTO OF ROY C. GILLSON]
Roy C. Gillson
IAI International
Fund Manager

Fund Objective

The primary investment objective of the IAI International Fund is capital appreciation with current income, principally from dividends, being a secondary objective. Typically, the Fund invests in stocks representative of the EAFE Index, but also invests in other countries, including developing countries.

Fund Positioning For the Past Six Months

The most significant developments during the last six months have been the difficulties in the Japanese market, the substantial appreciation of the yen, and the performance rebound in the emerging markets.

Portfolio weightings have remained relatively consistent. Despite the fact that the Japanese market has fallen considerably in local terms, the yen has gained against the U.S. dollar to offset declining assets.

The Japanese economy is still not recovering. The high level of the yen squeezes export profits and the domestic economy is not growing. The government has been reluctant to increase the deficit and the banks have not been able to lend money against the background of a weak economy and declining property prices. Interest rates have declined to very low levels with the short-term rate at 3/4% and the two-year bond rate at 1.2%. Money is not being created and the economy is experiencing deflation.

We maintained a relatively stable position in the United Kingdom where we bought shares in National Power and added to our position in Rolls-Royce PLC and sold our positions in Redland, a construction materials company, and Sears, a retail group.

Spain is an area that has performed well and one where we are strongly overweighted. Investors' uncertainty over the currency has dissipated and the market, which declined significantly in the first quarter, recovered strongly in the second. There had been political uncertainty, but it now appears there will be a right wing government which, in general, is perceived as good news for the market.

One of the few significant changes to the portfolio is the addition of the Korean stock, Samsung Electronics. The company is a semi-conductor manufacturer, one of the world's largest suppliers of memory chips. Samsung has expanded enormously to become a technological leader. The stock dropped to attractive levels both in absolute terms and in comparison with U.S. technology stocks. Samsung will likely be one of the main longer-term beneficiaries of the expansion in the industry.

Compared with the benchmark EAFE index, the IAI International Fund is well positioned, being underweighted in Japan and overweighted in emerging markets.

Fund Positioning Going Forward

With the slowdown in the United States, and progress in Europe and Asia, we expect those economies to move ahead modestly. The big swing factors are China and Japan.

China's economy had been overheating, but they have pulled it back significantly. There will be a change of regime and, depending how smoothly that goes, China could either release the brakes on the economy or things could become difficult, with potential civil unrest, which would distract them from the economy. This also raises the risk in the area, especially for Hong Kong and Taiwanese companies.

                                  "Typically,
                             the Fund invests in
                             stocks representative
                                  of the EAFE
                                    index."

                             Fund Manager's Review
                             ---------------------
                            IAI International Fund
                                [GLOBE ARTWORK]

The most significant change over the next 12 months will be the Japanese authorities encouraging money creation. This will probably include some form of public money or bailout for the banks. The government has so far been reluctant to do this and there was a public outcry when they rescued two failed S&Ls. However, until the situation is resolved, the Japanese economy will suffer.



/s/ Roy C. Gillson
Roy C. Gillson
Fund Manager


Portfolio Weighting:
IAI International Fund vs. EAFE Index

                                                        7/31/95                        Total Return
                                           ---------------------------------              of EAFE
                                                 IAI                                      Markets
                                            International             EAFE            6 Months Ended
                                                Fund                 Index                7/31/95*
----------------------------------------------------------------------------------------------------
Europe
Belgium                                          5%                    1%                 20.8%
Denmark                                         --                     1%                 18.2%
Finland                                         --                     1%                 45.7%
France                                           8%                    6%                 21.2%
Germany                                          6%                    7%                 21.7%
Italy                                           --                     2%                  0.1%
Netherlands                                      3%                    4%                 21.3%
Norway                                          --                     1%                 11.2%
Spain                                            9%                    2%                 24.6%
Sweden                                          --                     2%                 24.1%
Switzerland                                     --                     5%                 25.5%
United Kingdom                                  16%                   17%                 18.7%
Far East
Australia                                        5%                    3%                 15.7%
Israel                                           2%                   --                   n/a
Hong Kong                                       --                     3%                 30.5%
Japan                                           33%                   41%                  5.2%
Malaysia                                         3%                    2%                 26.0%
New Zealand                                      3%                    1%                 18.1%
Singapore                                        3%                    1%                 11.5%
South Korea                                      1%                   --                   n/a
Emerging Markets
Mexico                                           2%                   --                   n/a
Cash                                             1%                   --                   n/a
----------------------------------------------------------------------------------------------------
Total                                          100%                  100%
----------------------------------------------------------------------------------------------------
* Not annualized

Top Ten Stock Holdings

                                                                                    % of Net Assets
                                                                                   -----------------
Issues                              Country          Industry                      7/31/95   1/31/95
----------------------------------------------------------------------------------------------------
Iberdrola                           Spain            Electricity/Utility             3.70      2.87
Canon                               Japan            Office Equipment                3.48      3.06
Hitachi                             Japan            Electrical Products             3.23      2.82
Koninklijke PTT Nederland           Netherlands      Commercial Services             3.19      3.96
Honda Motor                         Japan            Auto Related                    3.17      2.78
Societe Generale de Belgique        Belgium          Metals                          3.13      2.75
Malaysian International Shipping    Malaysia         Transportation                  3.10      2.09
Glaxo Holdings                      United Kingdom   Pharmaceutical                  3.10      2.72
Eridania Beghin-Say                 France           Agriculture                     3.08      2.75
Carter Holt Harvey                  New Zealand      Forest Products                 3.05      2.75
----------------------------------------------------------------------------------------------------
Total                                                                               32.23%    28.55%

                             Fund Manager's Review
                             ---------------------
                            IAI International Fund
                               [GLOBE ARTWORK]

Note to Chairman's letter & Fund Manager's Reviews

Performance data for the IAI International Fund includes changes in share value and assumes reinvestment of all dividends and capital gains. Past performance is not a guarantee of future results. The Fund's investment return and principal may fluctuate, so that when redeemed, shares may be worth more or less than the original cost. More complete information about the Fund, including charges and expenses, is available in the prospectus. Please read the Fund's prospectus carefully before investing. All indices cited are unmanaged, and are either trademarks, registered trademarks or copyrights of their respective sponsoring companies.

Top Five Countries
% of Net Assets

Japan                                      31.8%
                                           26.8%
United Kingdom                             14.9%
                                           15.3%
Spain                                       8.9%
                                            7.5%
France                                      8.2%
                                            8.4%
Germany                                     5.8%
                                            5.0%


As of 7/31/95

As of 1/31/95


Value of $10,000 investment+

Average Annual Returns+
Through 7/31/95

                                                            Since Inception
                          Six Months**   1 year   5 years       4/23/87
---------------------------------------------------------------------------
 IAI International Fund     13.41%        3.35%     7.61%        7.67%
 EAFE Index                 13.52%        7.27%     6.00%        5.53%*


+   Past performance is not predictive of future performance
*   Since 5/1/87
**  Not Annualized

                                Fund Portfolio
                                --------------
                         IAI Developing Countries Fund
                                [GLOBE ARTWORK]

                                 July 31, 1995
          (percentage figures indicate percentage of total net assets)
                                  (unaudited)

Common Stocks -- 79.2%


                                                   Market
                                        Quantity  Value (a)
-----------------------------------------------------------
Brazil -- 3.5%
Telebras Spons, ADR
  (Telecommunications)                    2,500    $ 89,375
Usiminas Sideburg Minas, ADR
  (Steel/Iron Ore)                        1,500      15,480
Usiminas Sideburg Minas, ADR
  (Steel/Iron Ore) (c)                    5,500      56,760
                                                   --------
                                                    161,615
-----------------------------------------------------------
Chile -- 5.9%
Enersis S. A., ADR (Utilities)            5,650     144,781
Maderas Y Sinteticos S.A.,
  ADR (Paper)                             7,300     124,100
                                                   --------
                                                    268,881
-----------------------------------------------------------
Columbia -- 1.8%
Cementos Paz Del Rio, ADR
  (Engineering & Construction) (b)(c)     5,500      82,500
-----------------------------------------------------------
Czech Republic -- 1.3%
Skoda Plzen (Motor Vehicles) (b)          3,000      58,653
-----------------------------------------------------------
Greece -- 4.9%
Delta Informatics (E.D.P. Services)      12,000     112,382
Technical Company of Volos
  (Engineering & Construction)            7,050     110,619
                                                   --------
                                                    223,001
-----------------------------------------------------------
India -- 3.5%
Grasim Industries Spons,
  GDR (Diversified Industries) (b)        3,250      81,672
Indian Petrochemicals,
  GDR (Chemicals) (b)                     5,000      80,000
                                                   --------
                                                    161,672
-----------------------------------------------------------
Indonesia -- 8.7%
PT Bank Bali, Foreign (Banks)            50,000     127,603
PT Bank International Indonesia,
  Foreign (Banks)                        25,000      88,427
PT Indorayon Utama,
  Foreign (Paper) (b)                    32,500      70,209
PT Indorayon Utama (Paper)               10,000      21,603
PT Semen Cibinong, Foreign
  (Building Materials)                   29,000      88,292
                                                   --------
                                                    396,134


                                                   Market
                                        Quantity  Value (a)
-----------------------------------------------------------
Malaysia -- 7.8%
Kelang Container Terminal
  (Marine Transportation)                47,000    $127,207
Malaysian International Shipping,
  Foreign (Marine Transportation)        30,000      92,796
Perusahaan Otomobil Nasional
  (Motor Vehicles)                       36,000     136,263
                                                   --------
                                                    356,266
-----------------------------------------------------------
Mexico -- 15.1%
Alfa S.A., Series A
  (Holding Company)                       8,500     115,283
Desc S.A., Series B
  (Holding Company) (b)                  28,000     110,991
Fomento Economico Mexicano,
  Series B (Food Distributors)           39,000     104,767
Grupo Carso, ADR
  (Holding Company) (c)                  10,300     130,037
Grupo Financiero Bancomer,
  Series B (Finance Companies)          250,000      97,461
Telefonos de Mexico, ADR
  (Telecommunications)                    3,850     127,050
                                                   --------
                                                    685,589
-----------------------------------------------------------
Peru -- 4.2%
Banco de Credito del Peru,
  Series C (Banks) (b)                   54,500     103,416
CPT Telefonica del Peru,
  Series A (Telecommunications)          50,000      87,973
                                                   --------
                                                    191,389
-----------------------------------------------------------
Poland -- 2.3%
Elektrim S.A.
  (Engineering & Construction) (b)       30,500     106,059
-----------------------------------------------------------
Portugal -- 2.6%
Portucel Industrial Empresa
  (Paper) (b)                            15,500     119,726

              See accompanying Notes to Fund Portfolios on page 15

                                 Fund Portfolio
                                 --------------
                         IAI Developing Countries Fund

                                [Globe Artwork]

                                 July 31, 1995
                                  (unaudited)

Common Stocks -- 79.2% (cont.)

                                                    Market
                                        Quantity   Value (a)
-----------------------------------------------------------
South Africa -- 6.3%
Bidvest Limited
  (Holding Company)                        23,000  $117,606
South African Iron & Steel
  Industries (Steel/Iron Ore)             144,750   170,435
                                                   --------
                                                    288,041
-----------------------------------------------------------
South Korea -- 5.3%
Korea Electric Power
  (Utilities) (b)                           2,400    89,406
Samsung Electronics
  (Electrical Products) (b)                   372    75,678
Samsung Electronics
  Rights 08-21-95 (b)                           4        --
Shinhan Bank (Banks) (b)                    3,500    75,965
                                                    -------
                                                    241,049
-----------------------------------------------------------
Taiwan -- 2.0%
China Steel, GDR
  (Steel/Iron Ore)                          4,300    89,784
-----------------------------------------------------------
Thailand -- 1.9%
Srithai Superware LTD
  (Home Furnishing)                        11,500    85,494
-----------------------------------------------------------
Turkey -- 1.4%
Tofas-Turk Otomobil Fabr,
  ADR (Motor Vehicles) (b)                 54,000    62,100
-----------------------------------------------------------
United Kingdom -- 0.7%
Ocean Wilsons Holdings LTD
  (Marine Transportation)                  22,000    29,848
===========================================================
Total Investments in Common Stocks
(Cost: $3,386,852)...............................$3,607,801
===========================================================


Preferred Stock -- 8.4%

                                                    Market
                                        Quantity   Value (a)
-----------------------------------------------------------
Brazil -- 6.9%
Banco Nacional S.A. (Banks)            4,100,000 $   78,803
Centrais Electric Sta Cat,
  Series B (Utilities) (b)               102,000     78,462
CIA Tecidos Norte De Mina
  (Textiles) (b)                         280,000     88,248
Multibras S.A.
  (Home Furnishings)                      80,000     70,513
                                                    -------
                                                    316,026
-----------------------------------------------------------
South Korea -- 1.5%
Samsung Electronics
  (Electrical Products) (b)                  700     66,875
Samsung Electronics
  Rights 08-21-95 (b)                          8         --
                                                    -------
                                                     66,875
===========================================================
Total Investments in Preferred Stocks
(Cost: $378,020).................................$  382,901
===========================================================


Short-Term Securities -- 8.7%

                                                         Principal    Market
                                       Rate    Maturity    Amount    Value (a)
------------------------------------------------------------------------------
U.S. Treasury Bill - 8.7%
                                      5.56%    09/21/95   $400,000   $396,951
------------------------------------------------------------------------------
Total Investments in Short-Term
Securities
(Cost: $396,929)................................................. $   396,951
==============================================================================
Total Investments in Securities
(Cost: $4,161,801) (d)........................................... $ 4,387,653
==============================================================================
Other Assets and Liabilities (net) -- 3.7%
 ................................................................. $   167,674
==============================================================================
Total Net Assets
 ................................................................. $ 4,555,327
==============================================================================

              See accompanying Notes to Fund Portfolios on page 15

                                 Fund Portfolio
                                 --------------
                             IAI International Fund
                                [Globe Artwork]

                                 July 31, 1995
                                  (unaudited)

Common Stock -- 96.6%

                                                 Market
                                     Quantity   Value (a)
----------------------------------------------------------
Australia -- 5.4%
Western Mining (Metals)               555,230  $ 3,608,329
Woodside Petroleum
  (Oil Refining)                      992,100    4,425,302
                                                ----------
                                                 8,033,631
----------------------------------------------------------
Belgium -- 5.2%
Societe Generale de Belgique
  (Metals)                             57,000    4,598,067
Solvay Et Cie (Chemicals)               5,410    3,118,594
                                                ----------
                                                 7,716,661
----------------------------------------------------------
France -- 8.2%
Casino ADP (Food Retailing)           153,100    3,336,963
Eridania Beghin-Say
  (Agriculture)                        28,300    4,528,520
Rhone Poulenc-Class A
  (Chemicals)                         185,100    4,262,872
                                                ----------
                                                12,128,355
----------------------------------------------------------
Germany -- 5.8%
Bayer (Chemicals)                      16,400    4,406,501
RWE (Oil Refining)                     11,380    4,105,677
                                                ----------
                                                 8,512,178
----------------------------------------------------------
Israel -- 1.5%
Israel Fund, ADR                    2,800,000    2,072,000
Israel Fund Warrants (b)              560,000      123,200
                                                ----------
                                                 2,195,200
----------------------------------------------------------
Japan -- 31.8%
Canon (Office Equipment)              283,000    5,127,392
Hitachi (Electrical Products)         449,000    4,758,962
Honda Motor (Auto Related)            286,000    4,663,571
Kamigumi (Transportation)             395,000    3,734,855
KAO (Health &
  Household Products)                 380,000    4,475,144
Matsushita Electric
  (Electronic Products)               255,000    4,244,706


Japan -- 31.8% (Cont'd)
                                                 Market
                                     Quantity   Value (a)
----------------------------------------------------------
Mitsubishi Heavy Industries
  (Aerospace)                         565,000  $ 4,075,473
Nippon Telegraph & Telephone
  (Telecommunications)                    480    4,087,419
Nippon Yusen Kabushiki Kaish
  (Transportation)                    719,000    4,396,558
Sekisui House (Homebuilding)          269,000    3,320,236
Toray Industries (Chemicals)          610,000    3,868,192
                                                ----------
                                                46,752,508
----------------------------------------------------------
Malaysia -- 3.1%
Malaysian International
  Shipping (Transportation)         1,473,333    4,557,318
----------------------------------------------------------
Mexico -- 1.5%
Telefonos de Mexico, ADR
  (Telecommunications)                 67,100    2,214,300
----------------------------------------------------------
Netherlands -- 3.2%
Koninklijke PTT Nederland
  (Commercial Services)               125,007    4,689,377
----------------------------------------------------------
New Zealand -- 3.1%
Carter Holt Harvey
  (Forest Products)                 1,776,550    4,488,232
----------------------------------------------------------
Singapore -- 2.8%
Development Bank of
  Singapore (Banks)                       500        5,956
Jardine Strategic Holdings
  (Holding Company)                 1,341,000    4,076,640
                                                ----------
                                                 4,082,596
----------------------------------------------------------
South Korea -- 0.8%
Samsung Electronics
  (Electronic Products) (b)             6,000    1,220,608
Samsung Electronics
  Rights 08-21-95 (b)                      74           --
                                                ----------
                                                 1,220,608

              See accompanying Notes to Fund Portfolios on page 15

                                 Fund Portfolio
                                 --------------
                            IAI International Fund
                                [GLOBE ARTWORK]

                                 July 31, 1995
                                  (unaudited)

Common Stock -- 96.6% (Cont.)


                                                     Market
                                       Quantity     Value (a)
-------------------------------------------------------------
Spain -- 8.9%
Banco Popular Espanol (Banks)            20,300  $  3,310,118
Iberdrola (Electricity/Utility)         660,000     5,450,719
Telefonica de Espana
  (Telecommunications)                  316,000     4,340,659
                                                 ------------
                                                   13,101,496
-------------------------------------------------------------
Turkey -- 0.4%
Tofas Turk Otomobil
  (Auto Related)                        560,000  $    644,000

-------------------------------------------------------------
United Kingdom -- 14.9%
BICC (Electrical Products)              471,100     2,428,710
Booker (Agriculture)                    329,800     2,226,645
Glaxo Holdings
  (Pharmaceutical)                      380,800     4,555,422
Hanson PLC Group
  (Holding Company)                   1,055,000     3,683,502
National Power
  (Electricity/Utility) (b)             117,810       389,236
Ocean Group (Transportation)            687,000     3,651,414
Paterson Zochonis "A" (Health
  & Household Products)                 125,903       789,748
Rolls-Royce PLC (Aerospace)           1,396,296     4,134,105
                                                 ------------
                                                   21,858,782
=============================================================
Total Investments in Common Stocks
(Cost: $128,302,291).............................$142,195,242
=============================================================


Preferred Stock -- 0.5%

                                                     Market
                                        Quantity    Value (a)
-------------------------------------------------------------
South Korea -- 0.5%
Samsung Electronics
  (Electronic Products) (b)               7,500  $    716,512
Samsung Electronics
  Rights 08-21-95 (b)                        93             0
                                                 ------------
                                                      716,512
=============================================================
Total Investments in Preferred Stock
(Cost: $643,974).................................$    716,512
=============================================================


Short-Term Securities -- 1.4%

                                    Principal       Market
                 Rate   Maturity      Amount       Value (a)
=============================================================
U.S. Treasury Bill - 1.4%
                 5.58%  10/12/95   $  2,000,000  $  1,978,440
=============================================================
Total Investments in Short-Term Securities
(Cost: $1,978,260)...............................$  1,978,440
=============================================================
Total Investments in Securities
(Cost: $130,924,525) (d).........................$144,890,194
=============================================================
Other Assets and Liabilities (net) -- 1.5%
 .................................................$  2,242,968
=============================================================
Total Net Assets
 .................................................$147,133,162
=============================================================

             See accompanying Notes to Fund Portfolios on page 15

                           Notes To Fund Portfolios
                           ------------------------
             IAI Developing Countries Fund, IAI International Fund
                               [GLOBE ARTWORK]



                                      (a)
Market values of securities are stated in U.S. dollars and are determined as described in Note 1 to the financial statements, under "Security Valuation."

                                      (b)
Currently non-income producing securities.


                                      (c)
Represents security sold within terms of private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933. These issues may be only sold to other qualified institutional buyers.



                                      (d)
At July 31, 1995, the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

------------------------------------------------------------------------------------------------
                                  IAI Developing Countries Fund   IAI International Fund
------------------------------------------------------------------------------------------------
 Cost for federal tax purposes..           $4,161,801                  $130,924,525
================================================================================================
 Gross unrealized appreciation..           $  302,050                  $ 19,335,186
 Gross unrealized depreciation..              (76,198)                   (5,369,517)
------------------------------------------------------------------------------------------------
 Net unrealized appreciation....           $  225,852                  $ 13,965,669
================================================================================================

                      Statements of Assets and Liabilities
                      ------------------------------------
             IAI Developing Countries Fund, IAI International Fund
                                [GLOBE ARTWORK]

                                 July 31, 1995
                                  (unaudited)

                                                                   IAI Developing   IAI International
                                                                   Countries Fund          Fund
-----------------------------------------------------------------------------------------------------
Assets
Investments in securities, at market
  (Cost: $4,161,801 and $130,924,525) (see Fund Portfolios)          $ 4,387,653       $144,890,194
Cash in bank on demand deposit                                           147,468            427,087
Dividends receivable                                                       3,729            509,573
Receivable for investments securities sold                                    --            572,438
Receivable for foreign currency contracts held, at value (Note 6)             --         24,766,005
Organization costs (Note 1)                                               22,000                 --
Other                                                                     18,484              7,224
                                                                     ------------------------------
  Total assets                                                         4,579,334        171,172,521
                                                                     ------------------------------
Liabilities
Accrued investment advisory fee                                           14,361            118,912
Accrued distribution fee                                                      --             31,227
Accrued dividend-disbursing, administrative,
  and accounting fees                                                      3,447             37,472
Other accrued expenses                                                     6,199             24,337
Payable for foreign currency held, at value (Note 6)                          --         23,827,411
                                                                     ------------------------------
  Total liabilities                                                       24,007         24,039,359
                                                                     ------------------------------
     Net assets applicable to outstanding capital stock              $ 4,555,327       $147,133,162
                                                                     ==============================
Represented By:
Capital stock                                                        $     4,118       $    110,548
Additional paid-in capital                                             4,257,929        131,875,300
Undistributed net investment income                                        5,985          1,283,517
Accumulated net realized gains (losses)                                   61,449         (1,071,864)
Unrealized appreciation (depreciation) on:
  Investment securities                                     $   225,852       $ 13,965,669
  Other assets and liabilities
    denominated in foreign currency                                  (6)           969,992
                                                            -----------       ------------
                                                                         225,846         14,935,661
                                                                     ------------------------------
  Total -- representing net assets applicable
    to outstanding capital stock                                     $ 4,555,327       $147,133,162
                                                                     ==============================
  Shares of capital stock outstanding; authorized
    10 billion shares each of $.01 par value stock                       411,788         11,054,822
                                                                     ==============================
  Net asset value per share of outstanding capital stock             $     11.06             $13.31
                                                                     ==============================

           See accompanying Notes to Financial Statements on page 22

                            Statements of Operations
                            ------------------------
             IAI Developing Countries Fund, IAI International Fund
                                [GLOBE ARTWORK]

                                                                    IAI Developing              IAI International
                                                                    Countries Fund                     Fund
                                                             Period from February 10, 1995*      Six months ended
                                                                    to July 31, 1995              July 31, 1995
-----------------------------------------------------------------------------------------------------------------
                                                                      (unaudited)                  (unaudited)
Net Investment Income
 Income
   Dividends (net of foreign income taxes withheld
     of $2,524 and $334,746)                                            $ 13,691                    $ 2,474,746
   Interest (net of foreign income taxes withheld
     of $0 and $6,269)                                                    15,217                        129,652
                                                                        -----------------------------------------
    Total income                                                          28,908                      2,604,398
                                                                        -----------------------------------------
 Expenses
   Investment advisory fees                                               14,361                        684,469
   Distribution fees                                                       2,872                        179,437
   Dividend-disbursing, administrative, and accounting fees                3,447                        215,324
   Legal fees                                                                626                             --
   Custodian fees                                                          8,605                         49,200
   Amortization of organization costs                                      2,175                             --
   Compensation of Directors                                               2,980                            905
   Audit fees                                                                 --                         11,726
   Printing and shareholder reporting                                        437                         13,575
   Registration fees                                                       1,221                          8,430
   Other expenses                                                             --                         11,924
                                                                        -----------------------------------------
      Total expenses                                                      36,724                      1,174,990
      Less fees reimbursed by Advisers or Distributor                    (13,801)                            --
                                                                        -----------------------------------------
      Net expenses                                                        22,923                      1,174,990
                                                                        -----------------------------------------
      Net investment income                                                5,985                      1,429,408
                                                                        -----------------------------------------

Net Realized and Unrealized Gains (Losses)
 Net realized gains (losses) on:
   Investment securities                                          $ 61,444                $ 1,505,165
   Foreign currency transactions                                         5                 (2,577,371)
                                                                  --------                -----------
                                                                          61,449                     (1,072,206)
 Net change in unrealized appreciation or depreciation on:
   Investment securities                                          $225,852                $17,064,315
   Other assets and liabilities denominated in
      foreign currency                                                  (6)                   816,893
                                                                  --------                -----------
                                                                         225,846                     17,881,208
                                                                        -----------------------------------------
      Net gain on investments                                            287,295                     16,809,002
                                                                        -----------------------------------------
      Net increase in net assets resulting
        from operations                                                 $293,280                    $18,238,410
                                                                        =========================================

*  Commencement of operations


           See accompanying Notes to Financial Statements on page 22

                      Statements of Changes in Net Assets
                      -----------------------------------
             IAI Developing Countries Fund, IAI International Fund
                                [GLOBE ARTWORK]

--------------------------------------------------------------------------------------------------------------------
Operations
  Net investment income
  Net realized gains (losses)
  Net change in unrealized appreciation or depreciation
                                                                           -----------------------------------------
    Net increase (decrease) in net assets resulting from operations
                                                                           -----------------------------------------

Distributions to Shareholders From:
  Net investment income
  Net realized gains
                                                                           -----------------------------------------
    Total distributions
                                                                           -----------------------------------------

Capital Share Transactions (Note 4)
  Net proceeds from sale of shares
  Net asset value of shares issued to shareholders in
    reinvestment of distributions
  Cost of shares redeemed
                                                                           -----------------------------------------
    Increase (decrease) in net assets from capital share transactions
                                                                           -----------------------------------------
    Total increase in net assets

Net assets at beginning of period
                                                                           -----------------------------------------
Net assets at end of period
                                                                           =========================================
  (including undistributed net investment income of $5,985 for Developing
    Countries Fund, $1,283,517 and $53,632 for International Fund)

*  Commencement of operations

           IAI Developing                                    IAI International
           Countries Fund                                          Fund
    Period from February 10, 1995*            Six months ended      Period from April 1, 1994
          to July 31, 1995                     July 31, 1995           to January 31, 1995
---------------------------------------------------------------------------------------------
            (unaudited)                         (unaudited)                (unaudited)
         $     5,985                             $1,429,408                $  1,330,889
              61,449                             (1,072,206)                  5,048,018
             225,846                             17,881,208                 (13,501,663)
---------------------------------------------------------------------------------------------
             293,280                             18,238,410                  (7,122,756)
---------------------------------------------------------------------------------------------



                -                                  (199,523)                         --
                -                                (3,633,939)                 (9,634,926)
---------------------------------------------------------------------------------------------
                -                                (3,833,462)                 (9,634,926)
---------------------------------------------------------------------------------------------


           6,084,878                             51,367,518                 102,091,160

                -                                 3,788,145                   9,532,735
          (1,822,831)                           (58,901,136)                (93,188,329)
---------------------------------------------------------------------------------------------
           4,262,047                             (3,745,473)                 18,435,566
---------------------------------------------------------------------------------------------
           4,555,327                             10,659,475                   1,677,884

                -                               136,473,687                 134,795,803
---------------------------------------------------------------------------------------------
         $ 4,555,327                           $147,133,162                $136,473,687
=============================================================================================

           See accompanying Notes to Financial Statements on page 22

                              Financial Highlights

                          IAI Developing Countries Fund

                                [Globe Artwork]

 Per share data for a share of capital stock outstanding throughout each period and selected information for each period indicated are as follows:

                                                              Period from
                                                         February 10, 1995 ****
                                                            to July 31, 1995
-------------------------------------------------------------------------------
Net Asset Value                                                (unaudited)
 Beginning of period                                              $10.00
                                                                  ------
Operations
 Net investment income                                               .01
 Net realized and unrealized gains (losses)                         1.05
                                                                  ------
   Total from operations                                            1.06
                                                                  ------

Distributions to Shareholders From:
 Net investment income                                                --
 Net realized gains                                                   --
                                                                  ------
   Total distributions                                                --
                                                                  ------

Net Asset Value
 End of period                                                    $11.06
                                                                  ======

Total investment return*                                           10.60%
Net assets at end of period (000's omitted)                       $4,555

Ratios
 Expenses to average net assets**                                   2.00%***
 Net investment income to average daily net assets**                 .52%***
 Portfolio turnover rate (excluding short-term securities)          19.5%




* Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of all distributions at net asset value.
**   Annualized
*** The Fund's adviser voluntarily waived $13,801 in expenses for the period ended July 31, 1995. If the Fund had been charged for these expenses, the ratio of expenses to average daily net assets would have been 3.20% and the ratio of net investment income to average daily net assets would have been (.68%).
**** Commencement of operations

                              Financial Highlights
                              --------------------
                             IAI International Fund
                                [GLOBE ARTWORK]

 Per share data for a share of capital stock outstanding throughout each period and selected information for each period indicated are as follows:


                                                                 Period from                  Years Ended March 31,
                                         Six months ended       April 1, 1994      ---------------------------------------------
                                           July 31, 1995     to January 31, 1995      1994        1993       1992         1991
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value
  Beginning of period                        $  12.06              $  13.45         $  11.22     $ 11.02    $ 10.75      $ 10.70
                                             -----------------------------------------------------------------------------------
Operations
  Net investment income                           .13                   .11              .06         .06        .15          .30
  Net realized and unrealized
    gains (losses)                               1.47                  (.62)            2.56         .60        .67         (.11)
                                             -----------------------------------------------------------------------------------
    Total from operations                        1.60                  (.51)            2.62         .66        .82          .19
                                             -----------------------------------------------------------------------------------
Distributions to Shareholders From:
  Net investment income                          (.02)                   --             (.34)       (.04)      (.22)          --
  Net realized gains                             (.33)                 (.88)            (.05)       (.42)      (.33)        (.14)
                                             -----------------------------------------------------------------------------------
    Total distributions                          (.35)                 (.88)            (.39)       (.46)      (.55)        (.14)
                                             -----------------------------------------------------------------------------------

Net Asset Value
  End of period                              $  13.31              $  12.06         $  13.45     $ 11.22    $ 11.02      $ 10.75
                                             ===================================================================================

Total investment return*                        13.41%                (4.14%)          23.85%       6.18%      8.10%        1.87%

Net assets at end of period
  (000's omitted)                            $147,133              $136,474         $134,796     $59,248    $36,239      $34,421
Ratios
  Expenses to average net assets                 1.64%**               1.72%**          1.74%       1.91%      2.00%        1.73%
  Net investment income to
    average net assets                           1.99%**               1.04%**           .87%       1.42%      1.39%        2.79%
  Portfolio turnover rate
    (excluding short-term securities)            12.4%                 27.6%            50.9%       28.6%      35.1%        41.3%


* Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of all distributions at net asset value.
**  Annualized

                         Notes to Financial Statements
                         -----------------------------
             IAI Developing Countries Fund, IAI International Fund
                                [GLOBE ARTWORK]

                                 July 31, 1995
                                  (unaudited)



[1]   Summary of Significant Accounting Policies

IAI Investment Funds III, Inc. is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The IAI Developing Countries Fund and IAI International Fund are separate portfolios of IAI Investment Funds III, Inc. The Developing Countries Fund commenced operations on February 10, 1995.

On November 9, 1994, the Board of Directors elected to change the fiscal year end of the IAI International Fund from March 31 to January 31. Accordingly, these financial statements include the ten-month period from April 1, 1994 to January 31, 1995.

Significant accounting policies followed by the Funds are summarized below:

Security Valuation

Investments in securities traded on national or international securities exchanges are valued at the last reported sales price at the close of each business day. Investments denominated in foreign currencies are adjusted daily to reflect changes in exchange rates. Securities, including debt securities and restricted securities, for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith using consistently applied procedures under the general supervision of the Board of Directors.

Short-term securities with a maturity of 60 days or less from the date of purchase are valued at amortized cost. Short-term securities with a maturity greater than 60 days from the date of purchase are marked-to-market on a daily basis.

Foreign Currency Translations and Forward Foreign Currency Contracts

The Funds invest in foreign securities. The market value of securities and other assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the closing rate of exchange. Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date. Exchange gains (losses) may also be realized between the trade and settlement dates on security and forward contract transactions. The Funds do not isolate that portion of the result of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Funds may enter into forward foreign currency exchange contracts for operational purposes and to hedge against adverse exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete the obligations of the contract.

Federal Taxes

Since it is each Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders, no provision for income taxes is required. In order to avoid the payment of any federal excise taxes, the Funds are required to distribute substantially all of their net investment income and net realized gains on a calendar year basis.

                         Notes to Financial Statements
                         -----------------------------
             IAI Developing Countries Fund, IAI International Fund
                                [GLOBE ARTWORK]

                                 July 31, 1995
                                  (unaudited)

[1]   Summary of Significant Accounting Policies (cont.)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily due to differing treatments for foreign currency transactions, passive foreign investments companies (PFIC), and losses deferred due to "wash sales." The character of distributions made during the year for net investment income or net realized gains may also differ from its ultimate characterization for tax purposes.

The Funds may be subject to foreign taxes on income, gains on investments, or currency repatriation. The Funds accrue such taxes as applicable.

Security Transactions and Investment Income

The Funds record security transactions on trade date, the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are paid semi-annually for International Fund and annually for Developing Countries Fund. Capital gains, if any, are primarily distributed as of the end of the calendar year. Additional capital gains distributions as needed to comply with federal tax regulations are distributed during the year.

Concentration of Risk

Investments of Emerging Markets in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Funds' investments and the income it generates, as well as the Funds' ability to repatriate such amounts.

Organizational Costs

Organizational costs are being amortized over 60 months on a straight-line basis.

                         Notes to Financial Statements
                         -----------------------------
             IAI Developing Countries Fund, IAI International Fund
                                [GLOBE ARTWORK]

                                 July 31, 1995
                                  (unaudited)

[2]   Commitments and Contingencies

For purposes of obtaining certain types of insurance coverage for the Funds and its officers and directors, the Funds are policyholders in an industry-sponsored mutual insurance company (the Company). In connection with its obligations as policyholders, the Funds have made payments to the Company which have been capitalized. Also, the Funds are committed to make future capital contributions, if requested by the Company.

The Developing Countries Fund and the International Fund have available lines of credit of $500,000 and $15,000,000 with a bank at prime interest rates. To the extent funds are drawn against the line, securities are held in a segregated account. No compensating balances or commitment fees are required under the lines of credit. There were no borrowings outstanding at July 31, 1995.

[3]   Fees and Expenses

Under the terms of an investment advisory agreement, each Fund pays Investment Advisers, Inc. (Advisers) a monthly management fee based on average daily net assets equal on an annual basis to 1.25% of the first $200 million in net assets, 1.10% of the next $200 million in net assets, and 1.00% of the net assets in excess of $400 million for the Developing Countries Fund and computed on average month-end net assets equal on an annual basis to 1.00% of the first $100 million in net assets, 0.85% of the next $100 million in net assets, 0.75% of the next $100 million in net assets and 0.70% of the net assets in excess of $300 million for the International Fund.

Each Fund also pays an annual fee to Advisers for acting as the Funds' dividend-disbursing, administrative, and accounting services agent. The fee is computed monthly on the average daily net assets for Developing Countries Fund at an annual rate of .30%, and the average month-end net assets for International Fund, at an annual rate of .30%.

The Funds have adopted a plan of distribution with IAI Securities, Inc. (Distributor), the Funds' distributor. Under the Plan, the Funds pay Distributor a monthly fee to cover expense incurred in the distribution and promotion of the Funds' shares. The fee is computed monthly based on the average daily net assets for Developing Countries Fund and average month-end net assets for International Fund at an annual rate of .25%.

In addition to the advisory, distribution, and the dividend-disbursing, administrative, and accounting services fees, the Funds are responsible for paying their operating expenses, including costs incurred in the purchase and sale of assets. Advisers and Distributor have agreed to reimburse International Fund to the extent total expenses, excluding costs incurred in the purchase and sale of assets, exceed, on an annual basis, 2.00% of average month-end net assets. Advisers and Distributor are also currently voluntarily waiving fees and expenses for Developing Countries Fund in excess of 2.00% of average daily net assets.

                         Notes to Financial Statements
                         -----------------------------
             IAI Developing Countries Fund, IAI International Fund
                                [GLOBE ARTWORK]

                                 July 31, 1995
                                  (unaudited)

[4]   Capital Stock

The Funds each have authorized 10 billion shares of $.01 par value stock. Transactions in shares of capital stock during the periods indicated were as follows:

                                                    IAI Developing
                                                    Countries Fund                    IAI International Fund
-----------------------------------------------------------------------------------------------------------------------
                                             Period from February 10,1995   Six months ended   Period from April 1,1994
                                                    to July 31,1995           July 31,1995        to January 31,1995
-----------------------------------------------------------------------------------------------------------------------
                                                     (unaudited)               (unaudited)
Sold.......................................             581,312                  4,024,511              7,523,392
Issued for reinvested distributions........                  --                    297,576                734,433
Redeemed...................................            (169,524)                (4,581,849)            (6,963,029)
                                                     ------------------------------------------------------------------
Increase (decrease) in shares outstanding..             411,788                   (259,762)             1,294,796
                                                     ==================================================================

[5]   Purchases and Sales of Securities

For the period ended July 31, 1995, purchases of securities and sales proceeds, other than investments in short-term securities, for each Fund were as follows:

--------------------------------------------------------------------------------
                                          Purchases                   Sales
--------------------------------------------------------------------------------
  IAI Developing Countries Fund          $ 4,108,384               $   404,832
  IAI International Fund                 $17,311,373               $26,599,318

[6]  Foreign Currency Commitments

At July 31, 1995, the International Fund had entered into foreign currency exchange contracts. The unrealized appreciation of $938,594 for these contracts at July 31, 1995 is included in unrealized appreciation on other assets and liabilities denominated in foreign currency.

------------------------------------------------------------------------------------------------------------------
 Exchange                                      U.S. $ Value as of                              U.S. $ Value as of
   Date         Currency to be Delivered         July 31, 1995      Currency to be Received      July 31, 1995
------------------------------------------------------------------------------------------------------------------
08/02/95          775,136  Australian Dollars     $   572,439         566,005   U.S. Dollars       $   566,005
10/03/95      374,670,000  Japanese Yen             4,281,763       4,500,000   U.S. Dollars         4,500,000
10/18/95    1,656,573,000  Japanese Yen            18,973,209      19,700,000   U.S. Dollars        19,700,000
------------------------------------------------------------------------------------------------------------------
                                                  $23,827,411                                      $24,766,005
------------------------------------------------------------------------------------------------------------------

                             IAI Mutual Fund Family
                             ----------------------
             IAI Developing Countries Fund, IAI International Fund
                                [GLOBE ARTWORK]


To diversify your portfolio, please consider all of the mutual funds in our fund family

-------------------------------------------------------------------------------------------------------------------------------
                                                     Secondary
IAI Fund                     Primary Objective       Objective           Portfolio Composition
-------------------------------------------------------------------------------------------------------------------------------
IAI Developing               Capital Appreciation    -                   Equity securities of companies in
Countries Fund                                                           developing countries
-------------------------------------------------------------------------------------------------------------------------------
IAI International Fund       Capital Appreciation    Income              Equity securities of non-U.S. companies
-------------------------------------------------------------------------------------------------------------------------------
IAI Emerging Growth Fund     Capital Appreciation    -                   Common stocks of small to medium-sized emerging
                                                                         growth companies
-------------------------------------------------------------------------------------------------------------------------------
IAI Midcap Growth Fund       Capital Appreciation    -                   Common stocks of medium-sized growth companies
-------------------------------------------------------------------------------------------------------------------------------
IAI Regional Fund            Capital Appreciation    -                   Common stocks of Upper Midwest companies
-------------------------------------------------------------------------------------------------------------------------------
IAI Growth Fund              Capital Appreciation    -                   Common stocks with potential for above-average
                                                                         growth and appreciation
-------------------------------------------------------------------------------------------------------------------------------
IAI Value Fund               Capital Appreciation    -                   Common stocks which are considered to be undervalued
-------------------------------------------------------------------------------------------------------------------------------
IAI Growth & Income Fund     Capital Appreciation    Income              Common stocks with potential for long-term appreciation,
                                                                         and common stocks that are expected to produce income
-------------------------------------------------------------------------------------------------------------------------------
IAI Balanced Fund            Total Return            Income              Common stocks, investment grade bonds and
                             [Capital Appreciation +                     short-term instruments
                             Income]
-------------------------------------------------------------------------------------------------------------------------------
IAI Bond Fund                Income                  Capital             Investment grade bonds
                                                     Preservation
-------------------------------------------------------------------------------------------------------------------------------
IAI Minnesota Tax Free Fund  Tax-free Income         Capital             Investment grade municipal bonds
                                                     Preservation
(formerly IAI Tax Free Fund)                         [Exempt from Federal
                                                     and Minnesota State
                                                     Income Taxes]
-------------------------------------------------------------------------------------------------------------------------------
IAI Government Fund          Income                  Capital             U.S. Government securities
                                                     Preservation
-------------------------------------------------------------------------------------------------------------------------------
IAI Reserve Fund             Stability/Liquidity     Income              The portfolio has a maximum average maturity of 25
                                                                         months, investing primarily in investment grade bonds
-------------------------------------------------------------------------------------------------------------------------------
IAI Money Market Fund        Stability/Liquidity     Income              The portfolio's average dollar-weighted maturity is less
                                                                         than 90 days, investing in high quality, money market
                                                                         securities
-------------------------------------------------------------------------------------------------------------------------------

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






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

                              IAI Securities, Inc.



                           Investment Advisers, Inc.
                                  P.O. Box 357
                         Minneapolis, MN 55440-0357 USA
                                  800.945.3863
                                  612.376.2700



                          Norwest Bank Minnesota, N.A.
                              Sixth and Marquette
                             Minneapolis, MN 55479



                           Dorsey & Whitney P.L.L.P.
                             220 South Sixth Street
                             Minneapolis, MN 55402



                             KPMG Peat Marwick LLP
                              4200 Norwest Center
                             Minneapolis, MN 55402



                                Madeline Betsch
                               W. William Hodgson
                                 George R. Long
                                  Noel P. Rahn
                              Richard E. Struthers
                               J. Peter Thompson
                               Charles H. Withers

                                  [IAI LOGO]

                                 MUTUAL FUNDS

                           Investment Advisers, Inc.
 3700 First Bank Place, P.O. Box 357, Minneapolis, Minnesota 55440-0357 USA fax
                                  612.376.2737

                                  800.945.3863
                                  612.376.2700